Defined Asset Funds [Registered]

Add Value to Your Portfolio . . .

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[Logo] Select Ten Portfolio DJIA

                            The Select Ten Portfolio

from Defined Asset Funds [Registered]

The 30 companies of the Dow Jones Industrial Average(*) (DJIA) are known the world over as giants of global industry. Now, there's a strategic approach to investing designed to select value stocks from this classic index. The aim is two-fold: capital appreciation and current dividends . . .

                              Select Ten Portfolio

The Strategy

The Select Ten Strategy selects the ten highest dividend-yielding stocks from the DJIA, and invests approximately equal dollar amounts in each stock. A higher yield may indicate that a stock is out of favor, since the dividend yield often increases as the stock's price declines.

Since these companies represent large-cap industry leaders, their size, strength and financial stability may give them the resiliency to overcome adversity and recover from current under-valuation.

(*) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of this Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to this Portfolio.

Select Ten Advantages

-    The Universe. Stocks are chosen from the respected Dow Jones Industrial
     Average.

- New Portfolio Annually. The Strategy is reapplied every year to capitalize on new opportunities.


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-    Discipline. The one-year Strategy eliminates the need to make buy and sell decisions on individual stocks.

- Convenience. The Portfolio provides diversification among ten securities, with one price that you can easily track daily on our Web site.

- Tax Efficiency. If you hold this Fund for more than one year, you may be eligible for favorable federal tax rates on any net long-term capital gains.

Add Ten Value Stocks to Your Portfolio Today!

You can get started with $250. Call your financial professional to learn how the Select Ten Portfolio may help to meet your personal investment goals, and how it may be appropriate for your IRA account. You can also request a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

                          I would like more information
                           on the Select Ten Portfolio
                            from Defined Asset Funds.

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[front of postcard]

                             A Disciplined Approach
                            To Value Investing . . .
                            The Select Ten Portfolio

Defining Your Risks

o The Portfolio is designed for investors who can assume the risks of investing in equity securities and may not be appropriate for investors seeking capital preservation or high current income.

o The value of your investment will fluctuate with the prices of the underlying stocks, which can be volatile.

o There can be no assurance that dividend rates will be maintained or that unit prices will not decline.

o The Portfolio does not reflect any recommendations of any of the Sponsors.

o Owning units of the Portfolio may result in annual federal, state and local taxes. Please consult your tax advisor for more information.

[logo] Printed on Recycled Paper                                  100384MR-8/00

[copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

Go to:  definedfunds.com/ml for daily quotes and fund information.



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